SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC   20549

                                  FORM 8-K/A

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported)    August 14, 1996



                               SEAL FLEET, INC.
              (Exact name of Registrant as specified in charter)


                                   Nevada
                (State or other jurisdiction of incorporation)


         0-5667                             74-1670096
(Commission File Number)        (IRS Employer Identification No.)



    3305 Avenue S, Galveston, Texas                       77550
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number including area code   (409) 763-8878


                                  Not Applicable
         (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

    (a)    Financial Statements of Business Acquired.

       Not Applicable.

  (b)  Pro Forma Financial Information.

    The following unaudited pro forma condensed consolidated financial statements are filed with this report:

    Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1996. Pro Forma Condensed Consolidated Statements of Operations:
    Year Ended December 31, 1995.
    Six Months Ended June 30, 1996.

    The Pro Forma Condensed Consolidated Balance Sheet of Seal Fleet, Inc. as of June 30, 1996 reflects the financial position of the Registrant after giving effect to the disposition of assets and retirement of debt as described in Item 2 of the Form 8K filed on August 27, 1996. It assumes that the transaction took place as of January 1, 1996. The Pro Forma Condensed Consolidated Statements of Earnings for the fiscal year ended December 31, 1995 and the six months ended June 30, 1996 assume that the transaction occurred on January 1, 1995 and January 1, 1996, and are based on the operations of the Registrant for the year ended December 31, 1995 and the six months ended June 30, 1996. The pro forma financial statements also reflect the disposition of the brokerage business and the termination of the travel agency.

    The unaudited pro forma condensed consolidated financial statements have been prepared by the Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Registrant, or of the financial position or results of operations of the Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Registrant's historical financial statements will reflect the disposition only from August 14, 1996, the Closing Date.



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

                        PRO FORMA FINANCIAL INFORMATION

                     SEAL FLEET, INC. AND SUBSIDIARIES
        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT JUNE 30, 1996

                                                Pro Forma
                                    Historical  Adjustments  Pro Forma
                                    __________  ___________  _________
ASSETS
Current Assets
Cash                                  $   641    $  (326)(a)  $    967
Accounts receivable - trade             5,357      2,676 (b)     2,681
Accounts receivable - related party     1,043      1,043 (a)
Accounts receivable - other               158         25 (a)       133
Deferred drydocking costs                 705        705 (a)
Materials and supplies                     66         66 (a)
Other current assets                       95         45 (a)        50
                                      _______    ________     ________
  Total current assets                  8,065      4,234         3,831

PROPERTY AND EQUIPMENT
Ships                                   9,922      9,922 (a)
Furniture and equipment                   210        (57)(b,c)     267
Leasehold improvements                    123        123 (a)
                                     ________    _______     _________
  Total property and equipment         10,255      9,988           267
Less accumulated depreciation           7,741      7,608           133
                                     ________    _______     _________
   Property and equipment - net         2,514      2,380           134

OTHER ASSETS
Deferred drydocking costs -
  non current                             356         356 (a)
Assets held for resale                    154                      154
Other assets                               36                       36
                                     ________     _______     ________
TOTAL ASSETS                         $ 11,125       6,970        4,155


(a) To eliminate the assets sold and other affected accounts and record net cash from proceeds.
(b)  To eliminate the brokerage business.
(c)  To eliminate the travel agency.

                        PRO FORMA FINANCIAL INFORMATION

                     SEAL FLEET, INC. AND SUBSIDIARIES
        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT JUNE 30, 1996

                                                Pro Forma
                                    Historical  Adjustments  Pro Forma
                                    __________  ___________  _________
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Current portion of long-term debt
  to related party                    $  7,160    $  7,160 (a) $
Accounts payable - trade                 4,631       4,002 (b)     629
Accrued interest expense                   923         923 (a)
Other liabilities                          100         100 (a)
Federal income tax payable                            (250)(a)     250
                                      ________    ________     _______
  Total current liabilities             12,814      11,935         879

Long-term debt to related party
  less current portion                   1,565       1,565 (a)
                                      ________     _______     _______
  Total liabilities                     14,379      13,500

SHAREHOLDERS' EQUITY
Class A common stock                       243                     243
Class B common stock                         5                       5
Additional paid-in capital               4,456          20 (c)   4,476
Retained deficit                        (7,828)      6,429      (1,399)
Class A common stock in treasury          (130)         81 (c)     (49)
                                      ________     _______     _______
  Shareholders' equity                  (3,254)      6,530       3,276
                                      ________     _______     _______
LIABILITIES AND SHAREHOLDERS' EQUITY  $ 11,125     $ 6,970     $ 4,155


(a) To eliminate debt and other liabilities paid from proceeds of $10,075,000.
(b)  To eliminate the brokerage business.
(c) To reflect the sale of 277,778 shares sold from treasury pursuant to the Asset Purchase Agreement.




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

                        PRO FORMA FINANCIAL INFORMATION

                     SEAL FLEET, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR YEAR ENDED DECEMBER 31, 1995

                                                Pro Forma
                                    Historical  Adjustments  Pro Forma
                                    __________  ___________  _________
REVENUE                               $ 6,543     $ 6,543 (a)  $     0

COST AND EXPENSE
Operating expense                       2,890       2,890 (b)        0
Drydock amortization                      336         336 (b)        0
Selling, general & administrative       1,806       1,321 (c)      485
Selling, general & administrative-
  travel agency                           301         298 (d)        3
Depreciation                              547         544 (e)        3
Interest expense                          789         789 (f)        0
Other (income) and expense                (10)         65 (g)      (75)
                                      _______      ______      _______
  Total cost and expense                6,659       6,243          416
                                      _______     _______      _______
  Net earnings from operations           (116)        300         (416)
Gain on sale of assets                              6,918        6,918
Federal income taxes                                  250 (h)      250
                                      _______     _______      _______
NET EARNINGS                          $  (116)    $ 6,368      $ 6,252


NET INCOME PER SHARE                  $  (.05)                 $   2.70


AVERAGE SHARES OUTSTANDING              2,035         277(i)      2,312

(a) To eliminate revenues from assets sold, disposition of brokerage business and termination of travel agency.
(b)  To eliminate operating expenses from assets sold.
(c) To eliminate general and administrative costs incurred for the management of the assets sold and the disposition of brokerage business.
(d) To eliminate general and administrative costs for travel agency except for the cost of winding-down of the business.
(e)  To eliminate depreciation expense of assets sold.
(f)  To eliminate interest on extinguished debt.
(g)  To increase interest income from investments.
(h)  To reflect federal income taxes for gain on sale of assets.
(i) To reflect the sale of 277,778 shares sold from treasury pursuant to the Asset Purchase Agreement.

                        PRO FORMA FINANCIAL INFORMATION

                     SEAL FLEET, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR SIX MONTHS ENDED JUNE 30, 1996

                                                Pro Forma
                                    Historical  Adjustments  Pro Forma
                                    __________  ___________  _________
REVENUE                               $ 4,083     $ 4,083 (a)  $     0

COST AND EXPENSE
Operating expense                       1,600       1,600 (b)        0
Drydock amortization                      231         231 (b)        0
Selling, general & administrative       1,195         943 (c)      252
Selling, general & administrative-
  travel agency                           114         111 (d)        3
Depreciation                              224         222 (e)        2
Interest expense                          376         376 (f)        0
Other (income) and expense                (24)         14 (g)      (38)
                                      _______      ______      _______
  Total cost and expense                3,716       3,497          219
                                      _______     _______      _______
  Net earnings from operations            367         586         (219)
Gain on sale of assets                              6,918        6,918
Federal income taxes                                  250 (h)      250
                                      _______     _______      _______
NET EARNINGS                          $   367     $ 6,082      $ 6,449

NET INCOME PER SHARE                  $   .18                  $   2.79

AVERAGE SHARES OUTSTANDING              2,035         277(i)      2,312


(a) To eliminate revenues from assets sold, disposition of brokerage business and termination of travel agency.
(b)  To eliminate operating expenses from assets sold.
(c) To eliminate general and administrative costs incurred for the management of the assets sold and the disposition of brokerage business.
(d) To eliminate general and administrative costs for travel agency except for the cost of winding-down of the business.
(e)  To eliminate depreciation expense of assets sold.
(f)  To eliminate interest on extinguished debt.
(g)  To increase interest income from investments.
(h)  To reflect federal income taxes for gain on sale of assets.
(i) To reflect the sale of 277,778 shares sold from treasury pursuant to the Asset Purchase Agreement.

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
                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   August 28, 1996.



Seal Fleet, Inc.



By:/s/ James S. Goodner
         Chief Financial Officer, Secretary and Treasurer



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